                                                                    Exhibit 5.1

                        CONSENT OF INDEPENDENT AUDITORS

To the Sponsor, Trustee and Unit Holders of

  Tax Exempt Securities Trust, Intermediate Term Trust 41 and National Trust
  282:



   We consent to the use of our report dated November 1, 2001, included herein and to the reference to our firm under the heading "Auditors" in the Prospectus.


                                                  /s/ KPMG LLP

                                                  KPMG LLP

New York, New York

November 1, 2001